Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 11 TO CREDIT AGREEMENT

(INCREMENTAL TERM A fACILITY INCREASE)

This AMENDMENT NO. 11 TO CREDIT AGREEMENT (INCREMENTAL TERM A FACILITY INCREASE) (this “Amendment”), dated as of June 25, 2021, is entered into by and among AECOM (formerly known as AECOM Technology Corporation), a Delaware corporation (the “Company”), each Borrower and Guarantor (each as defined in the Credit Agreement (defined below)), each lender that is a party hereto and providing a portion of the Term A US Facility Increase (as defined below) (each a “Term A US Increase Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Company, the other Borrowers, the Administrative Agent and certain banks and financial institutions (the “Existing Lenders” and together with the Term A US Increase Lenders, the “Lenders”) are parties to that certain Syndicated Facility Agreement, dated as of October 17, 2014 (as amended, as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Existing Lenders have extended certain revolving and term facilities to the Company;

WHEREAS, the Company and the other Loan Parties have requested that the Term A US Increase Lenders agree to provide a Term A US Loan Increase to the Term A US Commitments and the Term A US Loans (each as defined in the Existing Credit Agreement), pursuant to Section 2.16 of the Existing Credit Agreement, in the aggregate principal amount of $215,000,000 (the “Term A US Facility Increase”), the proceeds of which will be used to pay all or a portion of the consideration payable in connection with the redemption of the 2024 Notes (the “Notes Call”) (including any related premium and interest in connection therewith), as well as for fees and expenses in connection therewith and in connection with this Amendment;

WHEREAS, the Term A US Increase Lenders are willing to (a) enter into this Amendment to effectuate the Term A US Facility Increase and (b) provide the Term A US Facility Increase on the Amendment Effective Date on the terms set forth in the Credit Agreement, in each case as provided in, and on the terms and conditions contained in, this Amendment and the Credit Agreement;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                   Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2.                Term A US Facility Increase.

(a)                Upon the Amendment Effective Date (defined below), (i) the Term A US Facility Increase in the aggregate amount of $215,000,000 shall be provided by the Term A US Increase Lenders in the respective amounts set forth on Annex I to this Amendment, (ii) the Term A US Facility Increase will be advanced by the Term A US Increase Lenders on the Amendment Effective Date, (iii) the Term A US Commitments, Term A US Loan amounts and Applicable Percentage of each Term A US Lender and any other relevant provision (in each case, after giving effect to the Term A US Facility Increase) will be updated on the Amendment Effective Date by the Administrative Agent to reflect the Term A US Facility Increase, and Schedule 2.01 to the Existing Credit Agreement will be deemed to be updated in all applicable respects to reflect the information set forth on Annex I hereto with respect to the Term A US Facility Increase, and (iv) in accordance with Section 2.16(d)(iv) of the Existing Credit Agreement, the quarterly amortization amounts of the Term A US Loan pursuant to Section 2.07(a) of the Existing Credit Agreement (commencing with the first payment due after the Amendment Effective Date) shall be amended by the Administrative Agent to increase the remaining unpaid installments of principal by an aggregate amount equal to the Term A US Facility Increase, such aggregate amount to be applied to increase such installments ratably in accordance with the amounts in effect immediately prior to the Amendment Effective Date. In connection with the Term A US Facility Increase, the Administrative Agent may make such adjustments between and among the applicable Lenders and the Company as are reasonably necessary to effectuate the Term A US Facility Increase (including reallocations of the Term A US Loan outstanding of the applicable Lenders among Interest Periods), and in connection therewith, the Company shall pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement (including as if any reallocations constituted prepayments and reborrowings); provided, however that the Lenders party hereto hereby agree to waive any payment of additional amounts required pursuant to Section 3.05 of the Credit Agreement.

(b)                Each party hereto agrees that the Term A US Facility Increase and related amendments provided by this Amendment (including the foregoing clauses (a)(i) through (iv)) shall be effective upon the Amendment Effective Date, and this Amendment shall be an amendment effectuated pursuant to Sections 2.16(d)(ii), (d)(iv) and (d)(v) of the Existing Credit Agreement.

(c)                The Administrative Agent hereby represents, warrants and agrees that this Amendment and the terms and conditions applicable to the Term A US Facility Increase are reasonably satisfactory to it and hereby consents to the terms hereof and thereof.

(d)                The Administrative Agent and the Company hereby represent, warrant and agree that the amendments to the Existing Credit Agreement and the other Loan Documents, as applicable, effectuated pursuant to this Amendment are necessary or appropriate to effect the provisions of Section 2.16 of the Existing Credit Agreement.

3.               Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Term A US Increase Lenders, as of the date hereof, as follows:

(a)                the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which the Company or any other Loan Party is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any other Loan Party or its property is subject; or (iii) violate any Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;

(b)                this Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)                the Credit Agreement and the other Loan Documents, after giving effect to this Amendment, constitute legal, valid and binding obligations of the Company and each of the other Loan Parties, in each case, to the extent party thereto, enforceable against the Company and each such other Loan Party to the extent party thereto in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)                the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (d), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Existing Credit Agreement, respectively;

(e)                no Default or Event of Default exists or is continuing immediately before (including under the Existing Credit Agreement) or after the effectiveness of this Amendment on the Amendment Effective Date.

4.              Effective Date.

(a)              This Amendment will become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent are satisfied:

(i)                 the Administrative Agent and the Term A US Increase Lenders shall have received each of the following:

(A)       counterparts of this Amendment duly executed and delivered by (1) each Loan Party, (2) the Administrative Agent, and (3) each Term A US Increase Lender;

(B)       customary incumbency certificates and/or other certificates of Responsible Officers of each Loan Party in connection with this Amendment, including a customary certificate signed by a Responsible Officer attaching resolutions or a designation of authority, as applicable, adopted by each Loan Party approving or consenting to the Term A US Facility Increase;

(C)       customary documents and certifications to evidence that each Loan Party is duly organized or formed (or confirmation that there have been no changes to any organizational document since the closing of the Existing Credit Agreement or the date of the most recent amendment thereto), and that the Company and each Guarantor is validly existing and in good standing in its jurisdiction of organization (which may be bring-down certificates with respect to such matters delivered at the closing of the Existing Credit Agreement or in connection with any prior amendment thereof);

(D)       a certificate of the Company executed by its chief financial officer, treasurer or assistant treasurer certifying that as of the Amendment Effective Date (after giving effect to the closing of this Amendment and the effectiveness thereof, including the incurrence of the Term A US Facility Increase under the Credit Agreement as of the Amendment Effective Date), (1) the accuracy of the representations and warranties in Sections 3(d) and (e) of this Amendment, (2) the Company and its Restricted Subsidiaries are in pro forma compliance with the financial covenants set forth in Section 7.11 of the Existing Credit Agreement as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 of the Existing Credit Agreement, after giving effect to the Term A US Facility Increase and the use of proceeds thereof and (3) the Company and its Subsidiaries, on a consolidated basis, are Solvent;

(E)       customary opinions of counsel to certain Loan Parties (which shall cover authority, legality, validity, binding effect and enforceability of the Amendment and the Credit Agreement after giving effect to this Amendment, and customary opinions with respect to liens and collateral), which shall be addressed to the Term A US Increase Lenders on the Amendment Effective Date and expressly permit reliance by successors and permitted assignees of the Term A US Increase Lenders to the extent set forth therein and subject to customary qualifications and exceptions (it being understood that the scope of jurisdictions in respect of which opinions will be required will be agreed in good faith after giving due consideration to the value of the Loan Parties organized in the relevant jurisdictions);

(F)       a Note executed by the Company in favor of each Term A US Increase Lender requesting a Note with respect to the Term A US Facility Increase, to the extent that such Term A US Increase Lender requested such Note at least three Business Days prior to the Amendment Effective Date (but without prejudice to the right of any Term A US Increase Lender to otherwise request a Note under Section 2.11(a) of the Credit Agreement); and

(G)       at least three (3) days prior to the Amendment Effective Date, (i) the documentation and other information with respect to each Loan Party that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, or by a Term A US Increase Lender’s internal policies and (ii) if the Company qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), the Company shall cause such Borrower to deliver a certification regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to such Borrower (and which shall set forth any beneficial ownership of 10% or more), in each case, to the extent such documentation and other information was reasonably requested by any Term A US Increase Lender in writing to the Company at least ten (10) days prior to the Amendment Effective Date; and

(H)       a duly executed Loan Notice with respect to the Term A US Facility Increase advanced on the Amendment Effective Date; and

(ii)          the settlement of the Notes Call shall have been or shall be consummated and all amounts owing thereunder shall be paid, in each case, prior to or substantially simultaneously with the advance of the Term A US Facility Increase on the Amendment Effective Date;

(iii)             there shall not have occurred since September 30, 2020 any event or condition that has had or would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect;

(iv)              all of the following shall have been paid to the extent that the Company has received an invoice therefor at least three Business Days (or such shorter period as the Company may agree) prior to the Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced): (x) accrued reasonable and documented costs and expenses of BofA Securities and the Administrative Agent (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel for the Administrative Agent), to the extent required to be paid pursuant to Section 10.04(a) of the Credit Agreement and (y) fees payable to any Lender (including in its capacity as an arranger with respect to the Term A US Facility Increase) pursuant to (A) the letter agreement, dated June 9, 2021, among the Company, the Administrative Agent and BofA Securities or (B) any other letter agreement or fee letter between the Company and any Lender with respect to the payment of fees in connection with the closing of this Amendment;

(b)                For purposes of determining compliance with the conditions specified in Section 4(a), each Term A US Increase Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 4(a) to be consented to or approved by or acceptable or satisfactory to a Term A US Increase Lender unless the Administrative Agent shall have received notice from such Term A US Increase Lender prior to this Amendment being deemed effective by the Administrative Agent on the Amendment Effective Date specifying its objection thereto.

(c)                From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein.

(d)                Except as expressly amended and/or waived pursuant hereto, the Existing Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Existing Credit Agreement or any of the other Loan Documents.

(e)                The Administrative Agent will promptly notify the Company and the Lenders of the occurrence of the Amendment Effective Date.

5.              No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) confirms and reaffirms all of its respective obligations under the Loan Documents (as amended by the Amendment), including (with respect to each Guarantor) its Guarantee under the Guaranty (all as defined in the Credit Agreement), (c) confirms and reaffirms that each of the Liens granted by it in or pursuant to the Loan Documents are valid and existing as security for the payment and performance of the Obligations of such Loan Party outstanding on the Amendment Effective Date immediately prior to and immediately after the effectiveness of the amendments provided by this Amendment, and (d) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents and (ii) in no manner impair, constitute a novation of or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

6.                   Miscellaneous.

(a)                Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)                This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Loan Party, and their respective successors and assigns.

(c)                THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AMENDMENT IS FURTHER SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)                This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means or otherwise as provided in Section 10.17 of the Existing Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)                If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)                 The Company agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, subject to the limitations set forth in Section 10.04 of the Credit Agreement, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g)                This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

AECOM

By:	/s/ William Troy Rudd
Name: William Troy Rudd
Title: Chief Executive Officer

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

GUARANTORS:

AECOM C&E, Inc.
AECOM Global II, LLC
AECOM Great Lakes, Inc.
AECOM International Projects, Inc.
AECOM International, Inc.
AECOM Services, Inc.
AECOM TECHNICAL SERVICES, INC.
AECOM USA, Inc.
Aman Environmental Construction, Inc.
B.P. Barber & Associates, Inc.
Cleveland Wrecking Company
E.C. Driver & Associates, Inc.
EDAW, Inc.
ForeRunner Corporation
Hunt Construction Group, Inc.
The Earth Technology Corporation (USA)
The Hunt Corporation
Tishman Construction Corporation
Tishman Construction Corporation of New York
URS Alaska, LLC
URS Construction Services, Inc.
URS Corporation
URS Corporation – New York
URS Corporation – North Carolina
URS Corporation – Ohio
URS Corporation Southern
URS Global Holdings, Inc.
URS Group, Inc.
URS Holdings, Inc.
URS Operating Services, Inc.
URS Resources, LLC

By:	/s/ Paul Cyril
Name:Paul Cyril
Title:Assistant Treasurer

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

bank of america, n.a., as a Term A US Increase Lender

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Director

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

JPMORGAN CHASE BANK, N.A., as a Term A US Increase Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

BNP PARIBAS, as a Term A US Increase Lender

By:	/s/ Pierre Nicholas Rogers
Name:	Pierre Nicholas Rogers
Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
Name:	Kyle Fitzpatrick
Title:	Vice President

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Term A US Increase Lender

By:	/s/ JILL WONG
Name:	JILL WONG
Title:	DIRECTOR

By:	/s/ KAREN L. RAMOS
Name:	KAREN L. RAMOS
Title:	MANAGING DIRECTOR

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Term A US Increase Lender

By:	/s/ Pete Samboul
Name:	Pete Samboul
Title:	Managing Director

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

TRUIST BANk, as a Term A US Increase Lender

By:	/s/ William Rutkowski
Name:	William Rutkowski
Title:	Director

AECOM

Signature Pages

Amendment No. 11 to Credit Agreement (Incremental Term A Facility Increase)

ANNEX I

[Supplement to Schedule 2.01]

TERM A US INCREASE LENDER COMMITMENTS

Lender	Term A US Facility Increase Commitment
Bank of America, N.A.	$75,000,000.00
JPMorgan Chase Bank, N.A.	$60,000,000.00
BNP Paribas	$20,000,000.00
Credit Agricole Corporate and Investment Bank	$20,000,000.00
Fifth Third Bank, National Association	$20,000,000.00
Truist Bank	$20,000,000.00
Total:	$215,000,000.00